EXHIBIT 10.10


SECTION C - DESCRIPTIONS AND SPECIFICATIONS

CLAUSES INCORPORATED BY FULL TEXT



                              NOTICE TO CONTRACTORS

THE PURPOSE OF THIS NOTICE IS TO BRING MATTERS TO YOUR ATTENTION WHICH CAN AFFECT PAYMENT OP YOUR INVOICES.

CCR ANNUAL RENEWAL

YOU MUST CONFIRM YOUR REGISTRATION IN THE CENTRAL CONTRACTOR REGISTRATION (CCR) DATABASE OR THE DEFENSE FINANCE AND ACCOUNTING SERVICE (DFAS) MAY NOT PROCESS YOUR INVOICE. YOU MAY OBTAIN MORE INFORMATION ON THIS ANNUAL RENEWAL CONFIRMATION PROCESS BY CALLING 1-888-227-2423 OR VIA THE INTERNET AT http://www.ccr.gov/

EFTS

ELECTRONIC FUNDS TRANSFER (EFT) PAYMENTS ARE BASED ON THE EFT INFORMATION CONTAINED IN THE CCR DATABASE.. IT IS CRITICAL THAT YOU ENSURE THAT YOUR EFT INFORMATION IN THE CCR DATABASE REMAINS CURRENT AND CORRECT.

INVOICES

INVOICES MUST BE PREPARED AS PRESCRIBED BY THIS CONTRACT/ORDER OR THEY MAY BE REJECTED BY THE PAYING OFFICE. THIS CONTRACT/ORDER INCORPORATES ONE OR MORE OFFER PERIOD THE FOLLOWING CLAUSES REGARDING PREPARATION AND SUBMISSION OF
INVOICES:

         FAR 52.212-4
         FAR 52.213-2
         FAR 52.232-25

PLEASE INSURE THAT INVOICES ARE PREPARED AND SUBMITTED IN ACCORDANCE WITH THESE CLAUSES AND THE FOLLOWING ADDITIONAL INFORMATION:

         INVOICE PREPARATION- PLEASE ENSURE THAT YOUR INVOICE CLEARLY REFLECTS:
         -------------------
         (1)      INVOICE NUMBER
         (2)      DATE OF INVOICE
         (3)      COMPANY NAME AND REMIT TO ADDRESS (COMPANY NAME ON THE

                  INVOICE MUST MATCH THE COMPANY NAME ON THE CONTRACT/ORDER)
         (4)      CONTRACT/ORDER NUMBER, AND
         (5)      INVOICE AMOUNT.

         INVOICE SUBMISSION- SUBMIT THE ORIGINAL INVOICE (SHOULD BE CLEARLY MARKED OR STAMPED "ORIGINAL INVOICE") TO THE TECHNICAL POINT OF CONTACT (COR). INVOICES (DD 250) MAY BE SUBMITTED BY REGULAR MAIL OR EMAIL. IN ADDITION, SUBMIT ONE COPY OF EACH INVOICE TO THE CONTRACT SPECIALIST. NAMES, ADDRESSES, AND EMAIL ADDRESSES CAN BE FOUND IN SECTION G-3 OF THIS CONTRACT.

         THE COR WILL SIGN AND FAX BACK TO YOU A COPY OF THE INVOICE (DD 250). YOU, THE CONTRACTOR, ARE RESPONSIBLE FOR FORWARDING THIS SIGNED INVOICE TO DFAS FOR PAYMENT, WITH A COPY GOING TO THE ACO. DFAS INFORMATION IS LOCATED IN BLOCK 12 AND ACO INFORMATION IS LOCATED IN BLOCK 6 OP THE SF 26.

REGISTER FOR INVOICE STATUS

YOU CAN REGISTER AT THE FOLLOWING WEB SITE TO MONITOR THE STATUS OF YOUR INVOICES. THIS IS THE VENDOR PAY INQUIRY SYSTEM-MOCAS USER REGISTRATION. http://vendorpay.dfas.mil/newuser

SECTION C DESCRIPTIONS AND SPECIFICATIONS

CLAUSES INCORPORATED BY FULL TEXT

C-1    SCOPE OF WORK

The Contractor shall perform the work specified in the Statement of Work (SOW) or other Attachments and Exhibits in Section J of this contract, and shall provide any material, equipment, and facilities incidental to performance.

C-2   REPORTS AND OTHER DELIVERABLES

      a. The Contractor Shall submit all reports and other deliverables in accordance with the delivery schedule forth in Section F, and the attached Contract Data Requirements Lists, DD 1423-1.

      b. Reports delivered by the Contractor in the performance of the contract shall be considered "Technical Data," as defined in DFARS 252.227-7018, "Rights In Noncommercial Technical Data and Computer Software -- Small Business Innovation Research (SBIR) Program."

      c. Bulky reports shall be mailed by other than first-class mail unless the urgency of submission requires use of first-class mail. In this situation, one copy shall be mailed first-class and the remaining copies forwarded by less than first-class.

      d. The following information shall be provided with all reports. However, if the report incorporates a MDA logo or letterhead, this information will be provided on a severable cover sheet and not on the same sheet of paper as the MDA logo or letterhead.

           CONTRACT NUMBER                                  NAME OF CONTRACTOR

           CONTRACT EXPIRATION DATE AND TOTAL DOLLAR        CONTRACTOR'S PROJECT
           VALUE NUMBER                                     DIRECTOR AND PHONE

           SHORT TITLE OF CONTRACT WORK                      GOVERNMENT SPONSOR

       e. All reports generated under this contract will contain the following disclaimer statement on the cover page:

"The views, opinions, and findings contained in this report are those of the author(s) and should not be construed as an official Department of Defense position, policy, or decision, unless so designated by other official documentation."

       f. Except as provided by the Contract Data Requirements Lists, DD Form 1423-1, Exhibit A, the distribution of any contract report in any stage of development or completion is prohibited without the approval of Contracting Officer.

SECTION D PACKAGING AND MARKING

D-1      PACKAGING AND MARKING OF TECHNICAL DATA

Technical data items shall be preserved, packaged, packed and marked in accordance with the best commercial practices to meet the packaging requirements of the carrier and insure safe delivery at destination.

SECTION E INSPECTION AND ACCEPTANCE

E-1      FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates on or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://farsite.hill.af.mil/.

         a.       FEDERAL ACQUISITION REGULATION (48 CPA CHAPTER 1)

                  CLAUSE NO.                 TITLE                                       DATE
                  ----------                 -----                                       ----
                  52.246-9                   Inspection of Research and                  APR 1984
                                             (Short Form)
                  52.246-15                  Certificate of Conformance                  APR 1984

         b.       DEPARTMENT OF DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT (48 CFR CHAPTER 2)

                  CLAUSE NO.                 TITLE                                       DATE
                  ----------                 -----                                       ----
                  252.246-7000               Material Inspection and Receiving Report    MAR 2003

E-2      INSPECTION AND ACCEPTANCE

Final inspection and acceptance of the work called for herein, shall be by the Contacting Officer's Representative (COR) at:

         Missile Defense Agency (MDA)
         ATTN: Dr. Meimei Tidrow (MDA/AS)
         7100 Defense Pentagon
         Washington, DC 20301-7100

SECTION F DELIVERIES OR PERFORMANCE

F-1      FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contact Incorporates one or mote clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http:farsite.hill.af.mil/.

FEDERAL ACQUISITION REGULATION (48 CM CHAPTER 1)

     CLAUSE NO.                 TITLE                           DATE
     ----------                 -----                           ----
     52.242-15                  Stop Work Order                 AUG 1989
     52.247-34                  F.O.B. Destination              NOV 1991

F-2      DELIVERY SCHEDULE/PERIOD OF PERFORMANCE

The Contractor shall accomplish the work required by CLINs 0001,0002, and 0003 for the SOW for a period of six (6) month after the effective date of the contract. CLIN 0004 shall be delivered In accordance with the Contract Data Requirements Lists (CDRLs), DD Form 1423-1, Exhibit A.

SECTION G CONTRACT ADMINISTRATION DATA

G-1      CONTRACT ADMINISTRATION

Administration of this contract will be performed by the cognizant office indicated on the cover page of the award document. No changes deviations, or waivers shall be effective without a modification of the contract executed by the Contracting Officer or his duty authorized representative authorizing such changes, deviations, or waivers.

G-2      IDENTIFICATION OF CORRESPONDENCE

All correspondence and data submitted by the Contractor under this contract shall reference the contract number.

G-3      PATENT INFORMATION

Patent information in accordance with FAR 52.227-11, "Patent Rights - Retention by the Contractor (Short Form)," shall be forwarded through the Procuring Contracting Officer to:

                           Office of the Secretary of Defense
                           Missile Defense Agency
                           7100 Defense Pentagon, MDA/GC
                           Washington, DC 20301-7100

G-4      ACCOUNTING AND APPROPRIATION DATA

CLINs 0001,0002,0003 and 0004
ACRN:                 AA
ACCT CLASS:           9730400.2520 0605502C 2525. 012123 BMDO0135685798
AMOUNT:               $69,800
TOTAL ACRN:           $69,800

SECTION H SPECIAL CONTRACT REQUIREMENTS

H-1  INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY REFERENCE

     All Representations and certifications and other written statements made by the contractor in response to MDA REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS of the solicitation or at the request of the Contracting Officer, incident to the award of the contract or modification of this contract, are hereby Incorporated by reference with the same full force and effect as if they were given in full text.

H-2  INSURANCE

     The Contractor shall maintain the types of insurance and coverage listed below:

        TYPES OF INSURANCE                                                  MINIMUM AMOUNT

        Workmen's compensation and all occupational disease                 As required by State law
        Employer's Liability including all Occupational disease when        $100,000 per accident
        not Covered by Workmen's Compensation above
        General Liability (Comprehensive) Bodily Injury per occurrence      $500,000
        Automobile liability (Comprehensive) (for Company Owned Vehicles)
        Bodily Injury per person                                            $200,000
        Bodily Injury per accident                                          $500,000
        Property Damage per accident                                        $ 20,000

H-3     PUBLIC RELEASE OF INFORMATION

        a. The policies and procedures outlined herein apply to Information submitted by the Contractor and his subcontractors for approval for public release. Prior to public release, all Information shall be cleared as shown in the "National Industrial Security Program Operating Manual" (DoD 5220.22-M).
        b. All public information materials prepared by the Contractor shall be submitted to the MDA (see paragraph e, below) for clearance prior to release. These materials include, but are not limited to, technical papers, and responses to news queries which relate to a Contractor's work under this contract.
        c. However, once information has been cleared for public release, it does nut have to be cleared again for later use. The information shall be used in its originally cleared context
        d. The MDA Director for External Affairs is responsible for processing Contactor-originated material for public release.
        e. All material to be cleared shall be sent to:

                           Office of the Secretary of Defense
                           Missile Defense Agency

                           7100 Defense Pentagon, MDA/EA
                           Washington, DC  20301

           Subcontractor proposed public releases shall be submitted for approval through the prime Contractor. If the COR does not work directly for the Missile Defense Agency (COR has another address that MDA) (1) Contractor shall request a copy of MDA form "Clearance Request For Public Release of Information" (pdf format) frau the MOA contracting office awarding this SBIR contract; (2) Contractor shall complete Blocks 1,2,3 and 6 of the pdf form and email It with materials to be cleared to the COR; (3) At the sole discretion of the COB, he or she may affirm that they "...have reviewed the materials to be cleared and as a government employee with the expertise in this area that the material Is technically accurate, contains no information prohibited by technology transfer regulations and accurately states Department of Defense policy", (4) COR will the email package with confirmation statement on the MDA contracting office, which will route package for MDA form Block 7 certification signature and submittal to MDA/EA.)
        f The Contractor shall submit the material proposed for public release to the above addressee by a letter of transmittal which states: (1) to whom the material is to be released; (2) the desired date for public release; (3) that the material has been reviewed and approved by officials of the Contractor, or the subcontractor, for public release (4) the contract number and the applicable COR.
        g. Two (2) copies of each item, including written material, photographs, drawings, "dummy layouts" and the like shall be submitted at least six (6) weeks in advance o(the proposed release dale.
        h. The items submitted must be complete. Photographs shall have captions.
        i. Abbreviated materials or abstracts may be submitted if the intent Is to determine the feasibility of going further in preparing a complete paper for clearance. However, final approval for release or disclosure of the material cannot be given on the basis of abstracts.
        j. Outline or rough drafts will not be cleared.
        k. Materials submitted to MDA for release purposes shall be void of all Contractor logos or other attributions to the Contractor.

H-4  KEY PERSONNEL

     Key personnel (e.g., Principal Investigator, Principal Engineer, or equivalent) must be employed with the firm at the time of award and shall be maintained, to the maximum extent possible, throughout this program. The Principal Investigator must spend more than one-half of his/bar time with the firm. Should changes be necessary, the contractor shall notify the Government in writing of the proposed substitutes and their qualifications. Implementation of the changes shall be subject to Government approval.

H-5  RESEARCH AND ANALYTICAL WORK

     The contractor shall perform at least two-thirds of the research and/or analytical work under this contract unless approved in advance, in writing by the Contracting Officer.

H-6  PLACE OF PERFORMANCE

     The research or research and development work under this contract shall be performed in the United States "United Slates" means the fifty states, the Territories and possessions of the United States, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Trust Territory of the Pacific Islands, and the District of Columbia.

H-7  ENABLING CLAUSE FOR BMD INTERFACE SUPPORT

     a. It is anticipated that, during the performance of this contact, the Contractor will be required to support Technical Interface/Integration Meetings (TIMS) with other MDA Contractors and other Government agencies. Appropriate organizational conflicts of interest clauses will be negotiated as needed to protect the rights of the Contractor and the Government.
     b. Interface support deals with activities associated with the integration of the requirements of this contract Into ballistic missile defense system plans and the support of key MDA program reviews.
     c. The Contractor agrees to cooperate with MDA Contractors by providing access to technical matters, provided, however, the Contractor will not be required to provide proprietary information to non-Government entities or personnel in the absence of a non-disclosure agreement between the Contractor and such entities.
     d. The Contractor farther agrees to include a clause in each subcontract requiring compliance with the response and access provisions of paragraph c. above, subject to coordination with the Contractor. This agreement does not relieve the Contractor of its responsibility to manage its subcontracts effectively, nor is it intended to establish privity of contract between the Government and such subcontractors.
     e. Personnel from MDA Contractor, or other Government agencies or Contractors arc not authorized to direct the Contractor in any manner. The Contractor agrees to accept technical direction as follows: Whenever it becomes necessary to modify the contract and redirect the sort, a change order signed by the Contracting Officer, or a supplemental agreement signed by both the Contracting Officer and the Contractor, will be issued
     f. This clause shall not prejudice the Contractor or its subcontractors from negotiating separate organizational conflict of interest agreements with MDA Contractors; however, these agreements shall not restrict any of the Government's rights established pursuant to this clause.

H-8  MDA VISIT AUTHORIZATION PROCEDURES

     a. The Contractor shall submit all required visit clearances in accordance with NISPOM regulations and will forward all visit requests, identify the contract number, to:

                           Office of the Secretary of Defense
                           Missile Defense Agency
                           7100 Defense Pentagon
                           Washington, DC 20301-7100

     b. The Contracting Officer's Representative Is authorized to approve, visit requests for the Contacting Officer.

H-9  CONTROL OF ACCESS TO MDA SPACES AND INFORMATION SYSTEMS

     a. To maintain the security of the MDA spaces and information systems, the Contractor shall notify the COR in writing whenever a prime or subcontractor employee included on the current Visit Authorization Request/Letter discontinues support so this contract. This requirement shall apply to both. Contractor and employee initiated termination of services and to temporary suspension of services longer than four weeks.
     b. Upon notification, the COR will ensure that the Technical Area Security Officer (TASO)/Office Security Manager (OSM) takes timely action to:

              (1) remove the employee from the current Visit Authorization Request/Letter
              (2) cancel the MDA badge, keycard, and Pentagon Pass issued pursuant to the Visit Authorization Request Letter; and
              (3)  terminate the MDA LAN account/access privileges.

     c. The Contractor shall identify the reason for and date of termination or expected period of suspension and submit the notification to the COR within five working days prior to service discontinuation. For unplanned termination or suspension of services exceeding four weeks, notification shall be made within one working day after termination/suspension action.

H-10   ACQUISITION OP FACULTIES

The Contractor agrees to provide all necessary facilities (as defined under FAR
45.301 and farther defined under PAP. 45.101 definitions of Plan Equipment and Real Property) for the performance of this contract. The term facilities includes all general-purpose office equipment and automated data/information processing equipment and software. Accordingly, the Contractor shall not purchase or Lease facilities for the account of the Government without the express permission of the Contracting Officer. In no case shall the coat to the Government for leased facilities, acquired under this contract, exceed the constructive cost of ownership. Additionally, acquisition or lease of facilities, if approved by the Contracting officer, shall be provided at cost, applicable burden, applied, exclusive of prime Contractor fee/profit of other profit centers of business unites of the prime Contractor.

H-11     (IF APPLICABLE) RENT-FREE USE OF GOVERNMENT PROPERTY

The Contractor may moon a rent-free, noninterference basis, as necessary for the performance of this contract, the Government property accountable under contract(s)______. The Contractor is responsible for scheduling the use of all property covered by the above referenced contract(s) and the Government shall not be responsible for conflicts, delays, or disruptions to any work performed by the Contractor due to use of any or all such property under this contract or any other contracts under which use of such property is authorized.

H-12     (IF APPLICABLE) GOVERNMENT-FURNISHED PROPERTY

The Government will furnish to the Contractor for use in the performance of the contract on a rent-free basis the Government-owned property listed in an attachment to this contract, subject to the provisions of the Government Property Clause of the Contract Clauses.

SECTION CONTRACT CLAUSES

I-1      PAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://farsite.hill.af.mil/.


52.202-1               Definitions                                                                DEC 2001
52.203-3               Gratuities                                                                 APR 1984
52.204-2               Security Requirements                                                      AUG 1996
52.204-4               Printing/Copying Double-Sided on Recycled Paper                            AUG 2000
52.209-6               Protecting the Government's Interest When Subcontracting With              JUL 1995
                       Contractors Debarred, Suspended, or Proposed for Debarment
52.211-15              Defense Priority and Allocation Requirement                                SEP 1990
52.215-8               Order of Precedence-Uniform Contract Format                                OCT 1997
52.222.3               Convict Labor                                                              AUG 1996
52.222-21              Prohibition Of Segregated Facilities                                       FEB 1999
52.222-26              Equal Opportunity                                                          APR 2002
52.222-35              Equal Opportunity For Disabled Veterans, Veterans of the Vietnam Era and   DEC 2001
                       Other Eligible Veterans
52.222-36              Affirmative Action For Workers With Disabilities                           JUN 1998
52.222-37              Employment Reports On Special Disabled Veterans, Veterans OF The Vietnam   DEC 2001
                       Era and Other Eligible Veterans
52.225-13              Restrictions on Certain Foreign Purchases                                  JUL 2000
52.227-1 Alt I         Authorization and Consent - Alternate I                                    JUL 1995
52.227-II              Patent Rights - Retention by the Contractor (Short Form)                   JUN 1997
52.227-20              Rights in Data - Small Business Innovative Research Program                MAR 1994
52.232-2               Payments Under Fixed-Price Research and Development Contracts              APR 1984
52.232-9               Limitation On Withholding Of Payments                                      APR 1984
52.232-23 Alt I        Assignment of Claims (Jan 1986) - Alternate I                              APR 1984
52.232-25              Prompt Payment                                                             FEB 2002
52.232-33              Payment by Electronic Funds Transfer-Central Contractor Registration       MAY 1999
52.233-1               Disputes                                                                   JUL 2002
52.233-3               Project After Award                                                        AUG 1996
52.244-6               Subcontracts for Commercial Items and Commercial Components                APR 2003
52.245-1               Property Records                                                           APR 1984
52.245-18              Special Test Equipment                                                     FEB 1993
52.245-1               Termination For Convenience Of The Government (Fixed Price) (Short Form)   APR 1984
52.253-1               Computer Generated Forms                                                   JAN 1991
252.201-7000           Contracting Officer's Representative                                       DEC 1991
252.204-7000           Disclosure of Information                                                  DEC 1991
252.204-7003           Control Of Government Personnel Work Product                               APR 1992


                                       17



252.204-7004           Required Central Contractor Registration                                   NOV 2001
252.204-7005           Oral Attestation of Security Responsibilities                              NOV 2001
252.223-7004           Drug-Free Work Force                                                       SEP 1988
252.225-7012           Preference for Certain Domestic Commodities                                APR 2002
252.225-7031           Secondary Arab Boycott of Israel                                           JUN 1992
252.227-7016           Rights in Bid or Proposal Information                                      JUN 1995
252.227-7017           Identification and Assertion of Use, Release, or Disclosure Restrictions   JUN 1995
252.227-7018           Rights in Non-Commercial Technical Data and Computer Software - Small      JUN 1995
                       Business Innovative Research Program
252.227-7019           Validation of Asserted Restrictions--Computer Software                     JUN 1995
252.227-7025           Limitations on the Use or Disclosure of Government Furnished Information   JUN 1995
                       Marked With Restrictive Legends
252.227-7028           Technical Data or Computer Software previously Delivered to the            JUN 1995
                       Government
252.227-7030           Technical Data - Withholding of Payment                                    MAR 2000
252.227-7034           Patents-Subcontracts                                                       APR 1984
252.227-7036           Declaration of Technical Data Conformity                                   JAN 1997
252.227-7037           Validation of Restrictive Markings on Technical Data                       SEP 1999
252.227-7039           Patents-Reporting of Subject Inventions                                    APR 1990
252.232-7003           Electronic Submission of Payment Requests                                  MAR 2003
252.235-7010           Acknowledgment of Support and Disclaimer                                   MAY 1995
252.235-7011           Final Scientific or Technical Report                                       SEP 1999
252.242-7000           Postsward Conference                                                       DEC 1991
252.243-7001           Pricing of Contract Modifications                                          DEC 1991
252.247-7023           Transportation of Supplies by Sea                                          MAY 2002
252.249-7002           Notification of Proposed program Termination or Reduction                  DEC 1996


CLAUSES INCORPORATED BY FULL TEXT

I-2 FAR 52,252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contact of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of'(DEVIATION) after the date of the clause.

The use in this solicitation or contract of any ____ (48 CFR___) clause with an authorized deviation Is indicated by the addition of "(DEVIATION)" after the name of the regulation.

I-3 FAR 52-232-25 PROMPT PAYMENT (FEB 2002) (DEVIATION)

Notwithstanding any ether payment clause in this contract, the Government will make Invoice payments under the terms and conditions specified in this clause. The Government considers payment en being made on the day a check is dated or the date of an electronic funds transfer (EFT). Definitions of pertinent terms are set forth in sections 2.101,32.001, sod 32.902 of the Federal Acquisition Regulation. All days to in this clause are referred to in this clause are calendar days, unless otherwise specified. (However, see paragraph (a)(4) of this clause concerning payments due on Saturdays, Sundays, and legal holidays.)

     a. Invoice Payments-

           (1) Due date.

              (i) Except as indicated in paragraphs (a)(2) and (c) of this clause, the due date for making invoice payments by the designated payment office is the later of the following two events:

                   (A) The 15th day after the designated billing office receives a proper invoice from the Contractor (except as provided in paragraph (s)(1)(ii) of this clause).

                   (B) The 15th day alter Government acceptance of supplies
              delivered or services performed. For a final invoice, when the payment amount is subject to contract settlement actions, acceptance is deemed to occur on the effective date of the contract settlement.

              (ii) If the designated billing office rails to annotate the invoice with the actual date of receipt at the hare of receipt, the invoice payment due date is the 15th day after the date of the Contractors invoice, provided the designated billing office receives a proper invoice and there is no disagreement over quantity, quality, or Contractor compliance with contract requirements.

           (2) Certain food products and other payments.

              (i) Due dates on Contractor invoices for meat, meat food products, or fish; perishable agricultural commodities; and dairy products, editable fats or oils, and food products prepared from edible fats or oils are-

                   (A) For meat or meat food products, as defined in section
              2(a)(3) of the Packers and Stockyard Act of 1921 (7 U.S.C. 182(3)), and as further defined in Pub. L. 98-181, including any edible fresh or frozen poultry meat, any perishable poultry meat food product, fresh eggs, and any perishable egg product, as close as possible to, but not later than, the 7th day after product delivery.

                   (B) For fresh or frozen fish, as defined in section 204(3) of the Fish and Seafood Promotion Act of 1986 (16 U.S.C. 4003(3)), as close as possible to, but not later than, the 7th day after product delivery.

                   (C) For perishable agricultural commodities, as defined in section 1(4) of the Perishable Agricultural Commodities Act of 1930 (7 U.S.C 499a(4)), as close as possible to, but not later than, the 10th day after product delivery, unless another date is specified in the contract.

                   (D) For dairy products, as defined in section 111(e) of the
              Dairy Production Stabilization Act of 1983 (7 U.S.C, 4502(e)), edible fats or oils, and food products prepared from edible fats or oils, as close as possible to, but not later than, the 10th day after the date on which a proper invoice has been received. Liquid milk, cheese, certain processed cheese products, butter, yogurt, ice cream, mayonnaise, salad dressings, and other similar products, fall within this classification. Nothing in the Act limits this classification to refrigerated products. When questions arise regarding the proper classification of a specific product, prevailing industry practices will be followed in specifying a contract payment due date. The burden of proof that a classification of a specific product is, in fact, prevailing industry practice is upon the Contractor making the representation.

              (ii) If the contract does not require submission of an invoice for payment (e.g., periodic lease payments), tire due date will be as specified in the contract.

           (3) Contractors Invoice. The Contractor shall prepare and submit Invoices to the ignated billing office specified in the contract. A proper Invoice must include tire items ted In paragraphs (a)(3)(i) though
     (a)(3)(x) of this clause. If the invoice does not comply h these requirements, the designated billing office will return it within 7 days after eipt (3 days for meat, meat food products, or fish; 5 days for perishable agricultural modities, dairy products, edible fats or oils, and food products prepared from edible fats oils), with the reasons why it is not a proper invoice. The Government will take into ount untimely notification when computing any interest penalty owed the Contractor.

              (i) Name and address of the Contractor.

              (ii) Invoice date and invoice number. (The Contractor should date invoices as close as possible to the date of the mailing or transmission.)

              (iii) Contact number or other authorization fur supplies delivered or services performed (including order number and contract line item number).

              (iv) Description, quantity, unit of measure, unit price, and extended price of supplies delivered or services performed.

              (v) Shipping and payment terms (e.g. shipment number and date of shipment, discount for prompt payment terms). Bill of lading number and weight of shipment will be shown for shipments on Government bills of lading.

              (vi) Name and address of Contractor official to whom payment is to be sent (must be the same as that in the contract or in a proper notice of assignment).


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              (vii) Name (where practicable), title, phone number, and mailing address of person to notify in the event of a defective invoice.

              (viii) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract

              (ix) Electronic funds transfer (EFT) banking information.

                   (A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

                   (B) If EFT banking information i5 not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision (e.g., 52.232-38, Submission of Electronic Funds Transfer Information with Offer), contact clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232.34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration), or applicable agency procedures.


                   (C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

              (x) Any other Information or documentation required by the contract (e.g., evidence of shipment).

           (4) Interest penalty. The designated payment office will pay an interest penalty automatically, without request from the Contractor, if payment is not made by the due date and the conditions listed in paragraphs
     (a)(4)(i) through (a)(4)(iii) of this clause are met, if applicable. However, when the due date falls on a Saturday, Sunday, or legal holiday, the designated payment office may make payment on the following working day without incurring a late payment interest penalty.

              (i) The designated billing office received a proper invoice.

              (ii) The Government processed a receiving report or other Government documentation authorizing payment, and there was no disagreement over quantity, quality, or Contractor compliance with any contract term or condition.

              (iii) In the case of a final invoice for any balance of funds due the Contractor for supplies delivered or services performed, the amount was not subject to further contract settlement actions between the Government and the Contractor.

           (5) Computing penalty Amount. The Government will compute the interest penalty in ordance with the Office of Management and Budget prompt payment regulations at 5 CFR part 1315.


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


              (i) For the sole purpose of computing an interest penalty that might be due the Contractor, Government acceptance Is deemed to occur constructively on the 7th day (unless otherwise specified in this contract) after the Contractor delivers the supplies or performs the services in accordance with the terms and conditions of the contract, unless there is a disagreement over quantity, quality, or Contractor compliance with a contract provision. If actual acceptance occurs within the constructive acceptance period, the Government will base the determination of an interest penalty on the actual date of acceptance. The constructive acceptance requirement does not, however, compel Government officials to accept supplies or service, perform contract administration functions, or make payment prior to fulfilling their responsibilities. (ii) The prompt payment regulations at 5 CPR 1315.10(c) do not require the Government to pay interest penalties if payment delays are due to disagreement between the Government and the Contractor over the payment amount or other issues involving contract compliance, or on amounts temporarily withheld or retained in accordance with the terms of the contract. The Government and the Contractor shall resolve claims involving disputes and any interest that may be payable in accordance with the clause at FAR 52.233.1, Disputes.

           (6) Discounts for prompt payment. The designated payment office will pay an interest alty automatically, without request from the Contractor, if the Government takes a discount prompt payment improperly. The Government will calculate the interest penalty in accordance h the prompt payment regulations at 5 CPR part 1315.

           (7) Additional interest Penalty.

              (i) The designated payment office will pay a penalty amount, calculated in accordance with the prompt payment regulations at 5 CFR part 1315 in addition to the interest penalty amount only if-

                   (A) The Government owes an interest penalty of 41 or more;

                   (B) The designated payment office does not pay the interest penalty within 10 days after the date the invoice amount is paid; and

                   (C) The Contractor makes a written demand to the designated payment office for additional penalty payment, in accordance with paragraph (a)(7)(ii) of this clause, postmarked not later than 40 days after the invoice amount is paid.

              (ii)(A) The Contractor shall support written demands for additional penalty payments with the following data. The Government will not request any additional data. The Contractor shall-


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                   (1) Specifically assert that late payment interest is due
              under a specific invoice, and request payment of all overdue late payment interest penalty and such additional penalty as maybe required;

                   (2) Attach a copy of the Invoice on which the unpaid late
              payment interest is due; and

                   (3) State that payment of the principal has been received, including the date of receipt.

              (B) If there is no postmark or the postmark is illegible-

                   (1) The designated payment office that receives the demand will annotate it with the date of receipt, provided the demand is received on or before the 40th day after payment was made; or

                   (2) If the designated payment office foils to make the
              required annotation, the Government will determine the demand's validity based on the date the Contractor has placed on the demand, provided such date is no later than the 40th day after payment was made.

              (iii) The additional penalty does not apply to payments regulated by other Government regulations (e.g., payments under utility contracts subject to tariffs and regulation).

           (b) Contract financing payment. If this contract provides for contract financing, the Government will make contract financing payments in accordance with the applicable contract financing clause.

           (c) Fast payment procedure due dates. If this contract contains the clause at 52.2 13.1, Fast Payment Procedure, payments will be made within 15 days after the date of receipt of the invoice.

           (d) Overpayments. If the Contractor becomes aware of a duplicate payment or that the Government has otherwise overpaid on an invoice payment, the Contractor shall immediately notify the Contracting Officer and request instructions for disposition of the overpayment.

                                (END OF CLAUSES)


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


LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J LIST OP ATTACHMENTS

EXHIBIT A          Contract Data Requirements Lists, DD Form 1423-1, 7 pages.

ATTACHMENT 1       Statement of Work

ATTACHMENT 2       MDA Representations, Certifications, and Other Statements of
                   Offerors


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